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                                                                    EXHIBIT 23.2



                    CONSENT OF CONDLEY AND COMPANY, L.L.P.



As independent public accountants, we hereby consent to the incorporation of our reports included in this Amendment No. 1 to Annual Report on Form 10-K/A into Independent Bankshares, Inc.'s two currently effective Registration Statements on Form S-8 (SEC File No. 33-83112 and 333-07567) regarding the Company's Employee Stock Ownership/401(k) Plan.


                                       /s/ CONDLEY AND COMPANY, L.L.P.
                                       Certified Public Accountants

Abilene, Texas
April 29, 1998